UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2018

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the Notes Offering referred to in Item 8.01 below, W&T Offshore, Inc. (the “Company”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is being delivered to potential investors in connection with the Notes Offering (as defined below) and is provided in this Item 7.01 of this Current Report on Form 8-K to satisfy the Company’s public disclosure requirements under Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.

The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On September 27, 2018, the Company issued a press release to announce its intent, subject to market conditions, to offer $625 million in aggregate principal amount of senior second lien notes due 2023 in a private placement to eligible purchasers (the “Notes Offering”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The senior second lien notes will not initially be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. All statements, other than historical facts included in this Current Report on Form 8-K, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Certain information being delivered to potential investors in the Notes Offering.

99.2	Press release of W&T Offshore, Inc. dated September 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: October 1, 2018	By:	/s/ Shahid A. Ghauri
Shahid A. Ghauri
Vice President, General Counsel and Corporate Secretary